News Release

MERCER GOLD FILES COUNTERCLAIM AGAINST FORMER PRESIDENT

VANCOUVER, September 15, 2011 - Mercer Gold Corporation ("Mercer Gold" or the "Company") (MRGP-OTCQB, AN4-Frankfurt) is reporting on the status of its current litigation with its former President, Rahim Jivraj.

Background to Litigation

By way of background, on July 11, 2011, Mercer Gold Corp. ("Mercer BC"), a privately held British Columbia company which is owned and/or controlled by Rahim Jivraj, the former President, CEO and a director of the Company ("Mr. Jivraj"), delivered a letter to the Company which purported to allege defaults under the Company's existing Mineral Assets Option Agreement, dated for reference effective as at April 13, 2010 (the "Option Agreement"), with Mercer BC. It is the Company's position that the allegations of default are without merit and the letter was not valid notice of default under the Option Agreement.

On July 19, 2011, the Company responded and advised Mercer BC as to its position with respect to each allegation of default.

On August 25, 2011, Mercer BC delivered a letter to the Company, which purported to terminate the Option Agreement on the basis that the alleged defaults had not been cured. The Company regards Mercer BC's position as without merit and considers the purported termination to be invalid. The Company intends to continue as operator of the mineral property interests underlying the project as set forth in the Option Agreement.

On September 9, 2011, the Company gave notice to Mercer BC that it intends to commence arbitration proceedings to address the validity of the termination. There will be a short delay while the arbitration panel is appointed. The Company intends to proceed to a final hearing as soon as reasonably possible.

On June 9, 2011, Mr. Jivraj commenced legal proceedings in the Supreme Court of British Columbia seeking payment on a promissory note together with unpaid fees and expenses. The Company intends to vigorously defend the claim and takes the position that nothing is owing to Mr. Jivraj.

The Company's Counterclaim

The Company has now filed an amended counterclaim as against Mr. Jivraj. The counterclaim seeks an order requiring Mr. Jivraj to disgorge to the Company all of his shares in Mercer BC together with restitution of all benefits he received from the Company while serving as its President. The Company also seeks damages, including aggravated and punitive damages.

The counterclaim alleges that Mr. Jivraj acted in a conflict of interest, while President of the Company, by reason of his failure to divest himself of his interest in Mercer BC. It alleges that he formed a plan to use funds raised by the Company to develop the Option Agreement property interests, and then took active steps to put the Company in a position where it might default under the Option Agreement. It is alleged that he then resigned from the Company and resumed his position as President of Mercer BC in order to assist Mercer BC in reacquiring these property interests so that he could vend the property interests to another third party for new consideration.

The counterclaim alleges that Mr. Jivraj has attempted to usurp a mature business opportunity belonging to the Company by assisting Mercer BC in issuing the default notice and the termination notice, in breach of fiduciary duty. In addition, the counterclaim alleges that Mr. Jivraj has interfered with the Company's economic interests using unlawful means, including fraud, deceit, conversion, slander of title and defamation.

The counterclaim includes particulars of unlawful conduct, including an attempt by Mr. Jivraj to convince a Company consultant to assist him in triggering a default under the Option Agreement by ensuring that a third party service supplier was not paid.

The matter is now before the British Columbia Supreme Court.

About Mercer Gold Corporation

Mercer Gold Corporation is a mineral exploration company. The Company's primary project is to develop the Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia. The Project is a bulk-tonnage, gold-silver target that is amenable to open pit mining as well as higher-grade gold-silver mineralization that can be drawn out with selective underground mining techniques. Historically Colombia has been one of the largest gold producers in the world and the Colombian mining industry remains one of the most dynamic and promising sectors of the Colombian economy.

For further information see: www.mercergoldcorporation.com
Symbol:      OTCQB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.
Contact:      Investor Relations
Tel.:             + 1-877-981-3130

Important Cautionary Note Regarding Canadian Disclosure Standards

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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